ACQUISITIONS AND DISPOSALS (Details 3) (CNY) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Net revenue	3,554,401	2,632,103
Income / (loss) from operations	(133,836)	117,266
Net income / (loss) attributable to Cogo Group, Inc.	(157,759)	110,528
Earnings / (loss) per share attributable to Cogo Group, Inc.
Basic (in dollar per share)	(4.25)	2.97
Diluted (in dollar per share)	(4.25)	2.89